                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                   SALOMON BROTHERS COMMERCIAL MORTGAGE TRUST

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-KEY2

                   CLASSES A-1, A-2, A-3, B, C, D, E, F AND G
                           $846,479,000 (APPROXIMATE)

                                  _____________

                            CMBS NEW ISSUE TERM SHEET
                                  _____________

                                SEPTEMBER 4, 2002

                           [SALOMON SMITH BARNEY LOGO]

      [CREDIT SUISSE LOGO] [MCDONALD INVESTMENTS LOGO] [MERRILL LYNCH LOGO]


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
SEPTEMBER 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

CONTACT INFORMATION


                                                   PHONE                FAX                         EMAIL
SSB                TRADING/DISTRIBUTION
(Loan Seller;      Paul Vanderslice           (212) 723-6156       (212) 723-8599        paul.t.vanderslice@citigroup.com
Underwriter)       Jeff Lewis                 (212) 723-6156       (212) 723-8599                jeff.lewis@citigroup.com
                   Jeff Sturdevant            (212) 723-6156       (212) 723-8599           jeff.sturdevant@citigroup.com

                   FINANCE

                   Angela Vleck               (212) 816-8087       (212) 816-8307            angela.j.vleck@citigroup.com
                   Joseph Siragusa            (212) 816-7973       (212) 202-3865           joseph.siragusa@citigroup.com
                   Elsie Mao                  (212) 816-1299       (212) 816-8307                 elsie.mao@citigroup.com
                   Teresa Zien                (212) 816-3004       (212) 816-8299               teresa.zien@citigroup.com


                   ANALYTICS

                   Nancy Wilt                 (212) 816-7808       (212) 816-8307                nancy.wilt@citigroup.com

KEYBANK            ANALYTICS
(Loan Seller)      Don Schilling              (216) 689-3159       (216) 357-6601               don_schilling@keybank.com


                   FINANCE

                   E.J. Burke                 (816) 460-2100       (816) 221-8848                  ej_j_burke@keybank.com
                   Cathy McCaddon             (816) 460-2180       (816) 460-2113        catherine_c_mccaddon@keybank.com

CSFB               CAPITAL MARKETS
(Underwriter)      Matt Borstein              (212) 325-3295       (212) 325-9807                  matt.borstein@csfb.com
                   Barry Polen                (212) 325-3295       (212) 325-9807                    barry.polen@csfb.com

                   FINANCE
                   Jeffrey Altabef            (212) 325-5584       (212) 743-5227                jeffrey.altabet@csfb.com

MCDONALD
INVESTMENTS        FINANCE
(Underwriter)      Joe Chinnici               (216) 443-2890       (216) 443-3801                 jchinnici@mcdinvest.com

MERRILL LYNCH      TRADING/DISTRIBUTION
(Underwriter)      John Mulligan              (212) 449-3860       (212) 449-6253                jmulliga@exchange.ml.com
                   Rich Sigg                  (212) 449-3860       (212) 449-6253                   rsigg@exchange.ml.com

                   FINANCE

                   Dave Rodgers               (212) 449-3611       (212) 449-6253               drodgers2@exchange.ml.com

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
SEPTEMBER 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
         Commercial Mortgage Pass-Through Certificates, Series 2002-KEY2
                           $846,479,000 (Approximate)

KEY FEATURES:


Lead Manager & Underwriter:           Salomon Smith Barney Inc.
Book Runner:                          Salomon Smith Barney Inc.
Co-Managers & Underwriters:           Credit Suisse First Boston, McDonald Investments Inc. and
                                      Merrill Lynch, Pierce, Fenner & Smith Incorporated
Loan Sellers:                         Salomon Brothers Realty Corp. ("SBRC"), KeyBank National Association ("Key") and
                                      Column Financial, Inc. ("Column")
Master Servicer:                      KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage(1)
Special Servicer:                     ARCap Special Servicing, Inc.(1)
Trustee:                              Wells Fargo Bank Minnesota, N.A.
Cut-Off Date:                         September 11, 2002
Expected Settlement Date:             September 24, 2002
Payment Delay:                        17 days
Payment Date:                         18th of each month, or the following business day (commencing in October, 2002)
ERISA Eligibility:                    Classes A-1, A-2, A-3, B, C, D, E, F and G are expected to be ERISA eligible under lead manager's exemption.
Structure:                            Sequential Pay

Offering Type:                        Public: Classes A-1 - G; Private: Classes: H - U, X-1, X-2, R and Y
Day Count:                            30 / 360
Tax Treatment:                        REMIC
Rated Final Distribution Date:        Payment Date in March 2036
Delivery:                             DTC
Clean-up Call:                        1%

1 Except for the Westfarms Mall Mortgage Loan, which is master serviced by Midland Loan Services, Inc. and special serviced by Clarion Partners, LLC, pursuant to the CSFB MSC Series 2002-CP3 Pooling and Servicing Agreement.

COLLATERAL FACTS: (a) (b) (c) (d)

Initial Mortgage Pool Balance:                                   $932,759,715
Number of Mortgage Loans:                                                  66
Number of Properties                                                       71
Average Loan Cut-off Date Balance:                                 $14,132,723 ($1,994,848 to $153,096,151)
Weighted Average Mortgage Rate:                                         6.975% (5.882% to 8.310%)
Weighted Average U/W NCF DSCR:                                           1.55x (1.05x to 2.37x)
Weighted Average Cut-off Date LTV Ratio:                                64.86% (18.39% to 83.41%)
Weighted Average Remaining Term to Scheduled Maturity/ARD:          101 months (43 months to 192 months)
Weighted Average Remaining Amortization Term:                       321 months (192 months to 360 months)
Weighted Average Seasoning:                                          14 months (1 months to 53 months)

(a) For each weighted average characteristic presented in the table, the range of individual values for that characteristic appears in parentheses.

(b) For purposes of this Term Sheet, weighted averages are calculated according to the Cut-off Date principal balances of the individual mortgage loans or allocated principal balances of the mortgaged properties, as applicable, as a percentage of the Initial Mortgage Pool Balance.

(c) For purposes of this Term Sheet, mortgage loans that are part of a cross-collateralized group are presented as individual mortgage loans (without regard to the cross-collateralization), except where otherwise indicated.

(d) For purposes of this Term Sheet, remaining terms to maturity are calculated assuming that each underlying mortgage loan with an anticipated repayment date matures on that date.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
SEPTEMBER 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

         Commercial Mortgage Pass-Through Certificates, Series 2002-KEY2
                           $846,479,000 (Approximate)

                                  BOND CLASSES

        SERIES 2002-KEY2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES(6)

                      EXPECTED INITIAL  APPROX.% OF
                         AGGREGATE        INITIAL    APPROX. %                      APPROX.
                      PRINCIPAL BALANCE   MORTGAGE   OF INITIAL                    WEIGHTED
                        OR NOTIONAL     POOL BALANCE   CREDIT   PASS-THROUGH RATE AVERAGE LIFE           ERISA   PRINCIPAL PAYMENT
CLASS      RATINGS(1)    AMOUNT(2)          (2)      SUPPORT(2)   DESCRIPTION(3)    YEARS)(4)  DELIVERY ELIGIBLE    WINDOW (4)
A-1        AAA/Aaa    $ 87,597,000        9.39        18.00          Fixed        3.00         DTC      Yes      10/02 - 07/07
A-2        AAA/Aaa    $425,000,000       45.56        18.00          Fixed        7.08         DTC      Yes      07/07 - 02/12
A-3        AAA/Aaa    $252,265,000       27.05        18.00          Fixed        9.64         DTC      Yes      02/12 - 07/12
 B         AA+/Aa1    $ 20,988,000        2.25        15.75      Fixed/WAC Cap    9.82         DTC      Yes      07/12 - 07/12
 C          AA/Aa2    $ 18,655,000        2.00        13.75      Fixed/WAC Cap    9.82         DTC      Yes      07/12 - 07/12
 D         AA-/Aa3    $  9,327,000        1.00        12.75      Fixed/WAC Cap    9.82         DTC      Yes      07/12 - 07/12
 E          A+/A1     $  9,328,000        1.00        11.75      Fixed/WAC Cap    9.82         DTC      Yes      07/12 - 07/12
 F           A/A2     $ 13,991,000        1.50        10.25      Fixed/WAC Cap    9.82         DTC      Yes      07/12 - 07/12
 G          A-/A3     $  9,328,000        1.00         9.25      Fixed/WAC Cap    9.82         DTC      Yes      07/12 - 07/12

Privately Placed Classes

X-1        AAA/Aaa    $932,759,715(5)      N/A          N/A        Variable IO     N/A          N/A      N/A           N/A
X-2        AAA/Aaa    $321,268,000(5)      N/A          N/A        Variable IO     N/A          N/A      N/A           N/A
 H        BBB+/Baa1   $  6,996,000        0.75         8.50       Fixed/WAC Cap    9.82         N/A      N/A      07/12 - 07/12
 J         BBB/Baa2   $  9,327,000        1.00         7.50       Fixed/WAC Cap    9.82         N/A      N/A      07/12 - 07/12
 K        BBB-/Baa3   $ 13,992,000        1.50         6.00       Fixed/WAC Cap    9.82         N/A      N/A      07/12 - 07/12
 L         BB+/Ba1    $ 13,991,000        1.50         4.50           Fixed        9.82         N/A      N/A      07/12 - 07/12
 M         BB+/NR     $  4,664,000        0.50         4.00           Fixed        9.82         N/A      N/A      07/12 - 07/12
 N         BB/Ba2     $  4,664,000        0.50         3.50           Fixed        9.82         N/A      N/A      07/12 - 07/12
 P         BB-/Ba3    $  4,663,000        0.50         3.00           Fixed        9.82         N/A      N/A      07/12 - 07/12
 Q          B+/B1     $  2,332,000        0.25         2.75           Fixed        9.82         N/A      N/A      07/12 - 07/12
 S          B/B2      $  6,996,000        0.75         2.00           Fixed        9.82         N/A      N/A      07/12 - 07/12
 T          B-/B3     $  6,996,000        0.75         1.25           Fixed        9.82         N/A      N/A      07/12 - 07/12
 U          NR/NR     $ 11,659,715        1.25         0.00           Fixed       10.32         N/A      N/A      07/12 - 09/18

(1) Ratings shown are those of Standard and Poor's and Moody's Investors Service, respectively.

(2) Principal balances for each of the respective classes are determined based upon the credit support levels.

(3)   (i)   The pass-through rate for publicly offered classes A-1, A-2 and A-3 and privately offered classes L - U will be equal to a fixed rate.

      (ii) The pass-through rate for publicly offered classes B - G and privately offered classes H - K will be the lesser of a) a fixed rate and b) a weighted average of the net interest rates on the underlying mortgage loans.

(4) Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity except as described, b) if applicable, pay the loan in full on any anticipated repayment date, c) make all payments in a timely fashion, and d) not receive a balloon extension. Also, based on the assumption that there is: x) no cleanup call, and y) no loan repurchase.

(5) Initial aggregate notional amount. The aggregate notional amount of the class X-1 and X-2 certificates will be used solely to calculate the accrual of interest with respect to those certificates. The class X-1 and X-2 certificates will not have principal balances and will not entitle their holders to payments of principal. The class X-1 will, however, entitle their holders to share in prepayment premiums, if any. The combined pass-through rate of the classes X-1 and X-2 certificates is the excess of the net interest rates on the underlying mortgage loans over the weighted average of the respective pass-through rates of the other classes of certificates identified in the table above.

(6) The structure indicated in the table above supercedes any contrary information described on page S-5 of the Prospectus Supplement dated September 3, 2002.

                             STRUCTURAL OVERVIEW (7)

[GRAPHIC OMITTED]

(7) Classes are not drawn to scale, structure is subject to change. The structure shown above supercedes any contrary information described on page S-5 of the Prospectus Supplement dated September 3, 2002.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
SEPTEMBER 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

         Commercial Mortgage Pass-Through Certificates, Series 2002-KEY2
                           $846,479,000 (Approximate)

                           STRUCTURAL OVERVIEW - CONT.

- Principal will be paid sequentially to Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S, T and U Certificates (except that if principal balances of all such Classes other than Classes A-1, A-2 and A-3 have been reduced to zero, principal will be allocated to Class A-1, A-2 and A-3 pro-rata)

- Class X-1 and Class X-2 will receive interest payments pro-rata (based on interest entitlements) with interest on the Class A-1, Class A-2 and Class A-3 Certificates each month

- Each of the Classes (except Classes X-1 and X-2) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances, and pro-rata among Classes A-1, A-2 and A-3)

- The Master Servicer will cover prepayment interest shortfalls, up to the portion of the Master Servicing Fees accrued at 0.02% per annum and any prepayment interest excesses. Net prepayment interest shortfalls (after application of prepayment interest excesses and Master Servicer coverage from the Master Servicing Fee) will be allocated pro-rata based on interest entitlements with respect to each of the interest-bearing certificate classes

-     All Classes will pay interest on a 30/360 basis

- Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses or realized losses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A-1, Class A-2 and Class A-3 certificates, pro-rata based on certificate balances).

-     The pass-through rates with respect to the Class X-1 (IO) and Class X-2
      (IO) are protected from loan modifications and/or waivers which reduce individual Mortgage Rates


- Except for the Westfarms Mall Mortgage Loan, which is serviced pursuant to the CSFB MSC Series 2002-CP3 Pooling and Servicing Agreement, the holders of the designated "Controlling Class" of Certificates (generally the most subordinate Class of Certificates with a certificate balance that is at least equal to 25% of the initial certificate balance), and the Special Servicer, in that order of priority, will have the option to purchase defaulted mortgage loans that are at least 60 day's (or, in the case of a balloon payment, 120 day's) delinquent, without regard to any grace period, at a cash price equal to fair market value (as determined by the Special Servicer and, in some cases, confirmed by the Master Servicer or the Trustee). Any party entitled to exercise such a purchase option with respect to any particular defaulted mortgage loan may assign that purchase option to a third party.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
SEPTEMBER 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                        ALLOCATION OF PREPAYMENT PREMIUMS

Prepayment premiums will be allocated between the Investment Grade P&I Certificates (i.e. Classes A-1, A-2, A-3, and B - K) then entitled to principal distributions and the Class X-1 Certificates as follows:

      - A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Investment Grade P&I Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution amount that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Investment Grade P&I Certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the mortgage rate of the related Mortgage Loan over the discount rate.

            Prepayment                (Pass-Through Rate - Discount Rate )

        Premium Allocation    =    --------------------------------------------

            Percentage                  (Mortgage Rate - Discount Rate)



      - The remaining percentage of the prepayment premiums will be allocated to the Class X-1 Certificates

      - In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the Investment Grade P&I Certificates then entitled to principal distributions relative to the Class X-1 Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise

Allocation of Prepayment Premiums Example

Discount Rate Fraction Methodology:

    Mortgage Rate                      = 9%
    Bond Class Rate                    = 7%
    Discount Rate                      = 6%

BOND CLASS ALLOCATION                         CLASS X-1 ALLOCATION
7% - 6%
--------                     = 33 1/3%        Receives remaining premiums = 66 2/3% thereof
9% - 6%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
SEPTEMBER 4, 2002 11:34 AM

        PRELIMINARY - SUBJECT TO CHANGE

STRUCTURAL AND COLLATERAL TERM SHEET


Overview of Collateral Pool


INSTITUTION                    #LOANS       #PROPS               $               %
SBRC                             44           45            563,320,762        60.39
KEY                              20           24            234,317,846        25.12
Column                            2            2            135,121,108        14.49

Total                            66           71            932,759,715       100.00

UWNCF
DSCR              TOP 10 LOANS                                    $                          %
1.92x         Exchange Place (SBRC)                          153,096,151                  16.41
2.37x         Westfarms Mall (Column)                         78,872,149                   8.46
1.66x         Westgate Mall (Column)                          56,248,958                   6.03
1.65x         Jefferson Mall (Key)                            45,278,606                   4.85
1.20x         Northland Portfolio (SBRC)                      40,241,559                   4.31
1.61x         Regency Mall (Key)                              35,504,810                   3.81
1.33x         Columbia Portfolio (Key)                        32,975,721                   3.54
1.29x         Wilton Executive Campus (SBRC)                  24,430,112                   2.62
1.18x         Berlin Circle Plaza (SBRC)                      19,984,902                   2.14
1.21x         Northlake Apartments (SBRC)                     19,803,900                   2.12

TOP 5 PROP TYPES                                    #             $               %
        Multifamily                                29        253,129,810        27.14
        Investment Grade Retail                     4        215,904,524        23.15
        Anchored Retail                            18        172,121,173        18.45
        Investment Grade Office                     1        153,096,151        16.41
        Mobile Home Park                            4         44,412,156         4.76

PROPERTY TYPE STRAT                                #              $               %
        Multifamily                               29         253,129,810        27.14
        Investment Grade Retail                    4         215,904,524        23.15
        Anchored Retail                           18         172,121,173        18.45
        Investment Grade Office                    1         153,096,151        16.41
        Mobile Home Park                           4          44,412,156         4.76
        Self Storage                               6          32,128,901         3.44
        Office                                     4          25,950,128         2.78
        Mixed Use                                  1          24,430,112         2.62
        Unanchored Retail                          3           8,562,137         0.92
        Industrial                                 1           3,024,623         0.32
                                                   -                 -            -
                                                   -                 -            -
Total # Properties                                71         932,759,715       100.00

TOP 10 STATES                  #                     $                %
     MA                        2                165,427,240         17.74
     CT                        2                103,302,261         11.07
     CA                       14                 97,323,035         10.43
     FL                        6                 67,265,902          7.21
     TX                       10                 58,832,527          6.31
     SC                        1                 56,248,958          6.03
     MD                        3                 49,404,649          5.30
     KY                        2                 49,066,015          5.26
     OH                        5                 44,669,120          4.79
     CO                        2                 36,192,953          3.88

WEIGHTED AVERAGE NCF DSCR = 1.55X
min / max 1.05x / 2.37x

NCF DSCR STRAT                #            $            %
     1.00 to 1.09             1         3,024,623      0.32
     1.10 to 1.19             5        60,226,460      6.46
     1.20 to 1.24            17       155,253,174     16.64
     1.25 to 1.29            12       118,814,388     12.74
     1.30 to 1.39            16       145,694,224     15.62
     1.40 to 1.49             7        49,296,472      5.29
     1.50 to 1.59             -               -         -
     1.60 to 1.69             4       149,482,297     16.03
          >= 1.70             4       250,968,077     26.91
Total # Loans                66       932,759,715    100.00

                                               as of date: 9/11/2002 932,759,715
                                                         printed:  8/27/02 09:07

 Top 3 loans    30.90%           Moody's
 Top 5 loans    40.07%          Herf Index
Top 10 loans    54.29%             45

AVERAGE BALANCE = $14.133 MILLION
min / max 1.995 / 153.096

CURRENT BALANCE STRAT                    #                   $                %
     $ 1,000,000 to $2,499,999           1                1,994,848          0.21
     $ 2,500,000 to $4,999,999          20               81,872,764          8.78
     $ 5,000,000 to $7,499,999          12               74,660,083          8.00
     $ 7,500,000 to $9,999,999           6               52,860,318          5.67
     $10,000,000 to $14,999,999         13              165,424,208         17.73
     $15,000,000 to $19,999,999          6              108,447,102         11.63
     $20,000,000 to $199,999,999         8              447,500,392         47.98
          Total # Loans                 66              932,759,715        100.00

WAC = 6.975%
min / max 5.882 / 8.310

GROSS COUPON STRAT               #                  $            %
     0.00% to 6.74%              6             259,863,605     27.86
     6.75% to 6.99%              6             210,474,360     22.56
     7.00% to 7.24%             19             159,724,024     17.12
     7.25% to 7.49%             21             191,456,465     20.53
     7.50% to 7.74%              7              44,348,044      4.75
     7.75% to 7.99%              6              63,955,369      6.86
     8.00% to 8.24%              -                     -         -
     8.25% to 8.49%              1               2,937,849      0.31
           >= 8.50%              -                     -         -
     Total # Loans              66             932,759,715    100.00

as of date: 9/1/02 WAM = 101
min / max 43 / 192

REMAINING TERM STRAT          #                   $                 %
       0 to  59               4               55,667,272           5.97
      60 to  71               2              159,852,237          17.14
      72 to  83               5               50,880,563           5.45
      84 to  95               1                2,937,849           0.31
      96 to 107               3               37,749,464           4.05
     108 to 113              17              149,687,094          16.05
     114 to 119              33              472,960,613          50.71
          >=120               1                3,024,623           0.32
  Total # Loans              66              932,759,715         100.00

WEIGHTED AVERAGE CURRENT LTV = 64.86%
min / max 18.39% / 83.41%

CURRENT LTV STRAT                 #                  $               %
         0% to 29.99%             1              12,449,923         1.33
     30.00% to 39.99%             1             153,096,151        16.41
     40.00% to 49.99%             2              83,160,218         8.92
     50.00% to 59.99%             3              22,855,462         2.45
     60.00% to 64.99%             2               6,835,720         0.73
     65.00% to 69.99%            10             148,131,493        15.88
     70.00% to 74.99%             8             121,027,342        12.98
     75.00% to 79.99%            36             348,846,572        37.40
            >= 80.00%             3              36,356,835         3.90
      Total # Loans              66             932,759,715       100.00

RETAIL PROPERTY SUBTYPES                       #               $                %
Anchored Retail , General                     12          134,426,533         14.41
Anchored Retail, Regional Mall                 5          228,289,296         24.47
Shadow Anchored Retail                         3           14,340,820          1.54
Single Tenant Retail, Anchor                   2           10,969,048          1.18
Unanchored Retail                              3            8,562,137          0.92
                                               -                  -              -
        Total # Properties                    25          396,587,834         42.52


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
SEPTEMBER 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

         Commercial Mortgage Pass-Through Certificates, Series 2002-KEY2
                           $846,479,000 (Approximate)


                                       NUMBER OF       AGGREGATE           % OF INITIAL      WTD. AVG.     WTD. AVG. CUT-
                                       MORTGAGE       CUT-OFF DATE         MORTGAGE POOL      U/W NCF      OFF DATE LOAN-
        LOAN SELLERS                    LOANS            BALANCE              BALANCE           DSCR       TO-VALUE RATIO
        ------------                 ------------     ------------          ------------    ------------  ------------
Salomon Brothers Realty Corp              44          $563,320,762             60.39%           1.45x        64.89%
KeyBank National Association              20           234,317,846             25.12            1.48         68.70
Column Financial, Inc.                     2           135,121,108             14.49            2.07         58.05
                                     ------------     ------------          ------------    ------------  ------------
TOTAL / WEIGHTED AVERAGE                  66          $932,759,715            100.00%           1.55X        64.86%
                                     ------------     ------------          ------------    ------------  ------------

                              NUMBER OF             AGGREGATE               % OF INITIAL
                              MORTGAGED           CUT-OFF DATE                MORTGAGE           WTD. AVG. U/W
STATE                         PROPERTIES             BALANCE                POOL BALANCE          NCF DSCR
------------                 ------------         ------------              ------------         ------------
Massachusetts                      2              $165,427,240                 17.74%               1.88x
Connecticut                        2               103,302,261                 11.07                 2.11
Southern California*              13                87,623,035                  9.39                 1.42
Northern California**              1                 9,700,000                  1.04                 1.21
Florida                            6                67,265,902                  7.21                 1.25
Texas                             10                58,832,527                  6.31                 1.36
South Carolina                     1                56,248,958                  6.03                 1.66
Maryland                           3                49,404,649                  5.30                 1.27
Kentucky                           2                49,066,015                  5.26                 1.62
Ohio                               5                44,669,120                  4.79                 1.30
Colorado                           2                36,192,953                  3.88                 1.23
Other                             24               205,027,052                 21.98                 1.36
                             ------------         ------------              ------------         ------------
TOTAL / WEIGHTED AVERAGE          71              $932,759,715                100.00%                1.55X
                             ------------         ------------              ------------         ------------

* Southern CA includes properties that are located in zip codes of 93906 or lower.

** Northern CA includes properties that are located in zip codes of 94025 or higher.

                                NUMBER OF            AGGREGATE               % OF INITIAL           WTD. AVG.
                                MORTGAGE           CUT-OFF DATE              MORTGAGE POOL           U/W NCF
LOAN TYPES                        LOANS               BALANCE                  BALANCE                DSCR
------------                   ------------        ------------              ------------         ------------
Balloon                            58              $655,307,968                 70.25%               1.38x
ARD                                 5               248,727,124                 26.67                 2.03
Partial IO/Balloon                  2                25,700,000                  2.76                 1.27
Fully Amortizing                    1                 3,024,623                  0.32                 1.05
                               ------------        ------------              ------------         ------------
TOTAL / WEIGHTED AVERAGE           66              $932,759,715                100.00%               1.55x
                               ------------        ------------              ------------         ------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
SEPTEMBER 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

         Commercial Mortgage Pass-Through Certificates, Series 2002-KEY2
                           $846,479,000 (Approximate)


                           NUMBER OF          AGGREGATE        % OF INITIAL           WTD. AVG.
 RANGE OF U/W NCF           MORTGAGE        CUT-OFF DATE         MORTGAGE              U/W NCF
     DSCR (X)                LOANS             BALANCE         POOL BALANCE             DSCR
   ------------          ------------       ------------       ------------         ------------
   1.00 to 1.09                1            $  3,024,623            0.32%               1.05x
   1.10 to 1.19                5              60,226,460            6.46                1.19
   1.20 to 1.24               17             155,253,174           16.64                1.22
   1.25 to 1.29               12             118,814,388           12.74                1.27
   1.30 to 1.34               13             133,102,120           14.27                1.33
   1.35 to 1.39                3              12,592,104            1.35                1.39
   1.40 to 1.44                2              17,517,676            1.88                1.44
   1.45 to 1.49                5              31,778,796            3.41                1.47
   1.50 to 1.69                4             149,482,297           16.03                1.64
   1.70 to 1.89                1               4,288,069            0.46                1.83
   1.90 to 1.99                2             167,807,859           17.99                1.93
   2.00 to 2.49                1              78,872,149            8.46                2.37
                         ------------       ------------       ------------         ------------
TOTAL/WEIGHTED AVERAGE        66            $932,759,715          100.00%              1.55X
                         ------------       ------------       ------------         ------------


                                  NUMBER OF        AGGREGATE         % OF INITIAL         WTD. AVG.
  RANGE OF CUT-OFF DATE           MORTGAGE       CUT-OFF DATE        MORTGAGE POOL         U/W NCF
        LTV RATIO                  LOANS            BALANCE             BALANCE             DSCR
      ------------             ------------      ------------        ------------         ------------
     0.00% to 29.99%                 1           $ 12,449,923             1.33%             1.67x
    30.00% to 39.99%                 1            153,096,151            16.41              1.92
    40.00% to 49.99%                 2             83,160,218             8.92              2.34
    50.00% to 59.99%                 3             22,855,462             2.45              1.78
    60.00% to 64.99%                 2              6,835,720             0.73              1.44
    65.00% to 69.99%                10            148,131,493            15.88              1.50
    70.00% to 74.99%                 8            121,027,342            12.98              1.45
    75.00% to 79.99%                36            348,846,572            37.40              1.26
    80.00% to 84.99%                 3             36,356,835             3.90              1.29
                               ------------      ------------        ------------         ------------
TOTAL / WEIGHTED AVERAGE            66           $932,759,715           100.00%             1.55X
                               ------------      ------------        ------------         ------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
SEPTEMBER 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                              PREPAYMENT PROVISIONS

       INITIAL LOAN POOL PREPAYMENT RESTRICTIONS COMPOSITION OVER TIME (1)

                                                              Months Following Cut-off Date
                                                              -----------------------------
                              0       12       24       36       48       60       72       84       96      108      120
                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Remaining Pool Balance(2)  100.00%   98.71%   97.33%   95.84%   93.78%   86.90%   70.60%   64.39%   62.78%   57.75%    0.17%

Prepayment Restriction
Locked(3)                   83.14    82.55    82.71    82.88    82.98    82.19    96.78    98.94    99.39    97.84   100.00
Yield Maintenance(4)        16.86    17.45    17.29    17.12    17.02    17.81     0.57     0.61     0.61     0.65     0.00
Open                         0.00     0.00     0.00     0.00     0.00     0.00     2.65     0.45     0.00     1.51     0.00
                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total                      100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%
                           ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

(1) All numbers, unless otherwise noted, are expressed as a percentage of the mortgage pool balance at the specified point in time.

(2) Remaining mortgage pool balance, expressed as a percentage of the Initial Mortgage Pool Balance at the specified point in time.

(3) Locked includes loans in defeasance, with the exception of the Exchange Place Mortgage Loan, which is included in Yield Maintenance.

(4) Yield Maintenance includes the Exchange Place Mortgage Loan, which allows the option of either yield maintenance or defeasance from and after the second anniversary of the issuance of the series 2002-KEY2 certificates.

   DISTRIBUTION OF MORTGAGE LOANS BY PREPAYMENT RESTRICTION AS OF ORIGINATION

                                                      % OF INITIAL                            WTD. AVG.
                             NUMBER OF    AGGREGATE     MORTGAGE    MAXIMUM CUT-  WTD. AVG.    STATED    WTD. AVG. WTD. AVG. CUT-
                             MORTGAGE   CUT-OFF DATE     POOL         OFF DATE    MORTGAGE    REMAINING   U/W NCF  OFF DATE LOAN-
PREPAYMENT RESTRICTION        LOANS       BALANCE       BALANCE       BALANCE       RATE      TERM (MO.)   DSCR    TO-VALUE RATIO
----------------------       --------   ------------  ---------     ------------  ---------   ---------- --------- --------------
Lockout/Defeasance              63      $768,720,281     82.41%     $ 78,872,149   6.987%        108       1.48x      70.66%
Lockout/YM/YM or Defeasance      1       153,096,151     16.41       153,096,151   6.910          67       1.92       34.79
Lockout/YM                       1         6,756,086      0.72         6,756,086   6.880          70       1.22       83.41
YM                               1         4,187,198      0.45         4,187,198   7.460         117       1.29       69.50
                             --------   ------------  ---------     ------------  ---------   ---------- --------- --------------
TOTAL / WEIGHTED AVERAGE        66      $932,759,715    100.00%                    6.975%        101       1.55X      64.86%
                             --------   ------------  ---------     ------------  ---------   ---------- --------- --------------

            Prepayment Restriction as of Origination by Mortgage Rate

                                                                                         % OF MORTGAGE
                                                                                          POOL BALANCE
                                        % OF INITIAL           WTD. AVG.  % OF MORTGAGE   LOCKOUT THEN   % OF MORTGAGE
               NUMBER OF    AGGREGATE     MORTGAGE   WTD. AVG.  STATED    POOL BALANCE  YLD. MAINT. THEN POOL BALANCE  % OF MORTGAGE
               MORTGAGE   CUT-OFF DATE      POOL     MORTGAGE  REMAINING  LOCKOUT THEN       YM OR       LOCKOUT THEN  POOL BALANCE
MORTGAGE RATE    LOANS      BALANCE       BALANCE      RATE    TERM (MO.)  DEFEASANCE      DEFEASANCE     YLD. MAINT.   YLD. MAINT.
-------------- --------- -------------  ------------ --------- ---------- ------------- ---------------- ------------- -------------
5.00% to 5.99%     1     $ 78,872,149       8.46%      5.882%     118         8.46%          0.00%           0.00%         0.00%
6.00% to 6.49%     2       43,959,081       4.71       6.418       59         4.71           0.00            0.00          0.00
6.50% to 6.74%     3      137,032,374      14.69       6.506      118        14.69           0.00            0.00          0.00
6.75% to 6.99%     6      210,474,360      22.56       6.910       75         5.43          16.41            0.72          0.00
7.00% to 7.24%    19      159,724,024      17.12       7.131      115        17.12           0.00            0.00          0.00
7.25% to 7.49%    21      191,456,465      20.53       7.358      111        20.08           0.00            0.00          0.45
7.50% to 7.74%     7       44,348,044       4.75       7.627      105         4.75           0.00            0.00          0.00
7.75% to 7.99%     6       63,955,369       6.86       7.882       98         6.86           0.00            0.00          0.00
8.00% to 9.99%     1        2,937,849       0.31       8.310       85         0.31           0.00            0.00          0.00
               --------- -------------  ------------ --------  ---------- ------------- ---------------- ------------- -------------
TOTAL/WEIGHTED
AVERAGE           66     $932,759,715     100.00%      6.975%     101        82.41%         16.41%           0.72%         0.45%
               --------- -------------  ------------ --------  ---------- ------------- ---------------- ------------- -------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
SEPTEMBER 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

              DISTRIBUTION OF MORTGAGED PROPERTIES BY PROPERTY TYPE


                                                            % OF INITIAL  MAXIMUM CUT-             WTD. AVG.              WTD. AVG.
                                   NUMBER OF    AGGREGATE     MORTGAGE     OFF DATE     WTD. AVG.   STATED    WTD. AVG. CUT-OFF DATE
                                   MORTGAGED   CUT-OFF DATE     POOL       PRINCIPAL    MORTGAGE  REMAINING   U/W NCF     LOAN-TO-
PROPERTY TYPES                     PROPERTIES    BALANCE       BALANCE      BALANCE      RATE     TERM (MO.)    DSCR    VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
Anchored Retail                        22     $388,025,697     41.60%    $ 78,872,149   6.771%       115       1.63x      67.86%
 Anchored Retail, Investment Grade      4      215,904,524     23.15       78,872,149   6.278        118       1.91       62.15
 Anchored Retail                       12      134,426,533     14.41       19,984,902   7.406        109       1.28       76.38
 Shadow Anchored Retail                 3       14,340,820      1.54        5,913,960   7.408        115       1.40       67.12
 Anchored Retail, Regional Mall         1       12,384,773      1.33       12,384,773   7.170        112       1.34       66.94
 Single Tenant Retail, Anchor           2       10,969,048      1.18        8,054,457   7.408        114       1.22       77.84
Multifamily                            29      253,129,810     27.14       19,803,900   7.144        107       1.26       77.67
 Multifamily                           28      248,556,837     26.65       19,803,900   7.144        107       1.26       77.64
 Multifamily, Low Income Housing        1        4,572,973      0.49        4,572,973   7.170        112       1.30       79.53
Office                                  5      179,046,279     19.20      153,096,151   7.001         72       1.87       35.86
 Office, Investment Grade               1      153,096,151     16.41      153,096,151   6.910         67       1.92       34.79
 Office                                 3       21,186,750      2.27       12,449,923   7.576        100       1.62       34.13
 Office, Medical Office                 1        4,763,378      0.51        4,763,378   7.350        109       1.20       77.64
Mobile Home Park                        4       44,412,156      4.76       30,065,532   6.779         65       1.33       76.72
Self Storage                            6       32,128,901      3.44        7,270,979   7.336        102       1.67       63.09
Mixed Use                               1       24,430,112      2.62       24,430,112   7.960        106       1.29       72.93
Unanchored Retail                       3        8,562,137      0.92        4,390,830   7.523         94       1.33       76.15
Industrial                              1        3,024,623      0.32        3,024,623   7.150        192       1.05       72.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE               71     $932,759,715    100.00%                   6.975%       101       1.55X      64.86%
------------------------------------------------------------------------------------------------------------------------------------

                                  [PIE CHART]
Anchored Retail   41.60%
Multifamily       27.14%
Office            19.20%
Mobile Home Park   4.76%
Self Storage       3.44%
Mixed Use          2.62%
Unanchored Retail  0.92%
Industrial         0.32%


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE

                                                                     CUMULATIVE %              WTD. AVG.
                           NUMBER OF     AGGREGATE    % OF INITIAL   OF INITIAL     WTD. AVG.   STATED    WTD. AVG.  WTD. AVG. CUT-
                           MORTGAGED   CUT-OFF DATE     MORTGAGE    MORTGAGE POOL   MORTGAGE   REMAINING   U/W NCF   OFF DATE LOAN-
STATE                      PROPERTIES     BALANCE     POOL BALANCE    BALANCE         RATE     TERM (MO.)   DSCR     TO-VALUE RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                    2      $165,427,240      17.74%        17.74%       6.947%        70       1.88x       37.91%
Connecticut                      2       103,302,261      11.07         28.81        6.373        115       2.11        53.97
Southern California*            13        87,623,035       9.39         38.20        7.450         95       1.42        70.35
Northern California**            1         9,700,000       1.04         39.24        7.250        115       1.21        74.56
Florida                          6        67,265,902       7.21         46.46        7.254        114       1.25        77.01
Texas                           10        58,832,527       6.31         52.76        7.307         99       1.36        73.65
South Carolina                   1        56,248,958       6.03         58.79        6.500        118       1.66        72.02
Maryland                         3        49,404,649       5.30         64.09        7.201        115       1.27        80.01
Kentucky                         2        49,066,015       5.26         69.35        6.566        118       1.62        69.12
Ohio                             5        44,669,120       4.79         74.14        6.585         66       1.30        78.26
Colorado                         2        36,192,953       3.88         78.02        7.126         93       1.23        74.20
Wisconsin                        1        35,504,810       3.81         81.83        6.510        118       1.61        69.62
New Jersey                       2        26,971,680       2.89         84.72        7.170        112       1.22        78.29
New York                         3        21,445,110       2.30         87.02        7.494        126       1.53        39.72
Nevada                           2        20,051,336       2.15         89.17        7.083        117       1.26        75.84
Arizona                          3        19,505,417       2.09         91.26        7.199        116       1.30        78.24
New Mexico                       2        14,921,526       1.60         92.86        7.065        113       1.31        79.58
Michigan                         2        14,358,983       1.54         94.40        7.565        116       1.29        79.77
North Carolina                   1        13,964,829       1.50         95.89        7.290        116       1.23        78.45
Oregon                           1        12,384,773       1.33         97.22        7.170        112       1.34        66.94
Virginia                         2         7,982,153       0.86         98.08        7.362        114       1.29        76.03
Washington                       2         5,585,317       0.60         98.68        7.136        116       1.26        65.81
Georgia                          1         4,763,378       0.51         99.19        7.350        109       1.20        77.64
Oklahoma                         1         4,649,892       0.50         99.69        6.850        118       1.29        77.50
Mississippi                      1         2,937,849       0.31        100.00        8.310         85       1.23        78.34
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL / WEIGHTED AVERAGE      71      $932,759,715     100.00%                     6.975%        101      1.55X       64.86%
-----------------------------------------------------------------------------------------------------------------------------------

* Southern CA includes properties that are located in zip codes of 93906 or lower

** Northern CA includes properties that are located in zip codes of 94025 or higher.

                        [UNITED STATES PERCENTAGE GRAPH]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

        DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE PRINCIPAL BALANCE


                                                                     CUMULATIVE %              WTD. AVG.
                              NUMBER OF   AGGREGATE   % OF INITIAL   OF INITIAL                   STATED     WTD.     WTD. AVG. CUT-
   RANGE OF CUT-OFF DATE      MORTGAGE   CUT-OFF DATE MORTGAGE POOL MORTGAGE POOL   WTD. AVG.   REMAINING   AVG. U/W  OFF DATE LOAN-
    PRINCIPAL BALANCES         LOANS       BALANCE       BALANCE      BALANCE     MORTGAGE RATE TERM (MO.)  NCF DSCR  TO-VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
$          1 to $  1,999,999     1      $  1,994,848       0.21%      00.21%        7.200%        116        1.34x        62.34%
$  2,000,000 to $  3,999,999     7        22,790,093       2.44       22.66         7.458         122        1.23         71.95
$  4,000,000 to $  5,999,999    19        91,928,103       9.86       12.51         7.330         106        1.36         72.99
$  6,000,000 to $  7,999,999     6        41,814,651       4.48      417.00         7.426          91        1.28         76.91
$  8,000,000 to $  9,999,999     6        52,860,318       5.67      622.66         7.447         112        1.23         78.06
$ 10,000,000 to $ 11,999,999     3        31,419,485       3.37      326.03         6.711          95        1.42         73.78
$ 12,000,000 to $ 13,999,999     7        90,625,177       9.72       35.75         7.328         114        1.34         68.41
$ 14,000,000 to $ 15,999,999     3        43,379,546       4.65      540.40         7.365         104        1.49         69.28
$ 16,000,000 to $ 17,999,999     3        49,409,662       5.30      545.69         7.212         116        1.25         79.77
$ 18,000,000 to $ 19,999,999     3        59,037,441       6.33      652.02         7.068         100        1.21         75.83
$ 20,000,000 to $ 24,999,999     2        45,523,996       4.88      556.90         7.696         109        1.25         75.84
$ 25,000,000 to $ 49,999,999     3       113,759,137      12.20       69.10         6.490         101        1.54         71.34
$ 50,000,000 to $ 99,999,999     2       135,121,108      14.49       83.59         6.139         118        2.07         58.05
$100,000,000 to $174,999,999     1       153,096,151      16.41      100.00         6.910          67        1.92         34.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE        66      $932,759,715     100.00%                    6.975%        101        1.55X        64.86%
------------------------------------------------------------------------------------------------------------------------------------

                                  [BAR CHART]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

        DISTRIBUTION OF MORTGAGE LOANS BY UNDERWRITTEN NET CASH FLOW DSCR


                                                        CUMULATIVE %
                   NUMBER OF  AGGREGATE   % OF INITIAL   OF INITIAL                    WTD. AVG.       WTD.    WTD. AVG. CUT-
RANGE OF U/W NCF   MORTGAGE  CUT-OFF DATE MORTGAGE POOL MORTGAGE POOL   WTD. AVG.   STATED REMAINING AVG. U/W  OFF DATE LOAN-
DSCR (X)            LOANS      BALANCE      BALANCE        BALANCE    MORTGAGE RATE    TERM (MO.)    NCF DSCR  TO-VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
1.00 to 1.09         1       $  3,024,623      0.32%         0.32%        7.150%         192           1.05x      72.01%
1.10 to 1.19         5         60,226,460      6.46          6.78         7.294          112           1.19       78.83
1.20 to 1.24        17        155,253,174     16.64         23.43         7.277          111           1.22       78.36
1.25 to 1.29        12        118,814,388     12.74         36.16         7.494           98           1.27       74.15
1.30 to 1.34        13        133,102,120     14.27         50.43         7.047          101           1.33       76.99
1.35 to 1.39         3         12,592,104      1.35         51.78         7.316          112           1.39       71.59
1.40 to 1.44         2         17,517,676      1.88         53.66         7.041           91           1.44       66.60
1.45 to 1.49         5         31,778,796      3.41         57.07         7.145           84           1.47       70.39
1.50 to 1.69         4        149,482,297     16.03         73.09         6.585          118           1.64       65.92
1.70 to 1.89         1          4,288,069      0.46         73.55         7.940          115           1.83       46.36
1.90 to 1.99         2        167,807,859     17.99         91.54         6.927           71           1.93       36.70
2.00 to 2.49         1         78,872,149      8.46        100.00         5.882          118           2.37       48.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL /
WEIGHTED AVERAGE    66       $932,759,715    100.00%                      6.975%         101           1.55X      64.86%
------------------------------------------------------------------------------------------------------------------------------------

                                  [BAR CHART]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

       DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE LOAN TO VALUE RATIO



                                                % OF INITIAL  CUMULATIVE            WTD. AVG.
                         NUMBER OF  AGGREGATE     MORTGAGE   % OF INITIAL WTD. AVG.   STATED   WTD. AVG. WTD. AVG. CUT-
RANGE OF CUT-OFF         MORTGAGE  CUT-OFF DATE     POOL       MORTGAGE   MORTGAGE  REMAINING   U/W NCF  OFF DATE LOAN-
DATE LTV RATIO             LOANS      BALANCE      BALANCE   POOL BALANCE   RATE    TERM (MO.)   DSCR    TO-VALUE RATIO
-----------------------------------------------------------------------------------------------------------------------
 0.00% to 29.99%            1      $ 12,449,923     1.33%        1.33%      7.460%      116      1.67x       18.39%
30.00% to 39.99%            1       153,096,151    16.41        17.75       6.910       67       1.92        34.79
40.00% to 49.99%            2        83,160,218     8.92        26.66       5.988       118      2.34        48.00
50.00% to 59.99%            3        22,855,462     2.45        29.11       7.338       110      1.78        57.10
60.00% to 64.99%            2         6,835,720     0.73        29.85       7.235       114      1.44        63.90
65.00% to 69.99%           10       148,131,493    15.88        45.73       6.807       106      1.50        68.46
70.00% to 74.99%            8       121,027,342    12.98        58.70       7.120       112      1.45        72.74
75.00% to 79.99%           36       348,846,572    37.40        96.10       7.194       105      1.26        78.33
80.00% to 84.99%            3        36,356,835     3.90       100.00       7.168       107      1.29        80.79
-----------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE   66      $932,759,715   100.00%                   6.975%      101      1.55X       64.86%
-----------------------------------------------------------------------------------------------------------------------

                                  [BAR CHART]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

   DISTRIBUTION OF MORTGAGE LOANS BY REMAINING TERM TO SCHEDULED MATURITY/ARD



                                                                                        WTD. AVG.
RANGE OF REMAINING       NUMBER OF   AGGREGATE  % OF INITIAL CUMULATIVE % OF  WTD. AVG.   STATED   WTD. AVG. WTD. AVG. CUT-
TERMS TO                 MORTGAGE  CUT-OFF DATE   MORTGAGE   INITIAL MORTGAGE MORTGAGE  REMAINING  U/W NCF   OFF DATE LOAN-
MATURITY/ARD (MOS.)       LOANS       BALANCE   POOL BALANCE   POOL BALANCE    RATE     TERM (MO.)   DSCR    TO-VALUE RATIO
---------------------------------------------------------------------------------------------------------------------------
  0 to  59                  4      $ 55,667,272     5.97%         5.97%        6.637%       57       1.36x      75.03%
 60 to  71                  2       159,852,237    17.14         23.11         6.909        67       1.90       36.85
 72 to  83                  5        50,880,563     5.45         28.56         7.433        77       1.29       70.86
 84 to 107                  4        40,687,313     4.36         32.92         7.838       103       1.28       74.73
108 to 113                 17       149,687,094    16.05         48.97         7.262       112       1.26       77.09
114 to 119                 33       472,960,613    50.71         99.68         6.822       117       1.60       67.72
120 to 192                  1         3,024,623     0.32        100.00         7.150       192       1.05       72.01
---------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE   66      $932,759,715   100.00%                      6.975%      101       1.55X      64.86%
---------------------------------------------------------------------------------------------------------------------------

                                  [BAR CHART]


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                    FIVE LARGEST LOANS OR RELATED LOAN GROUPS


                                                                                                  % OF INITIAL
                                                                                                    MORTGAGE           CUT-OFF DATE
   LOAN OR LOAN GROUP NAME                   LOAN                                   CUT-OFF DATE      POOL     U/W NCF   LOAN-TO-
      PROPERTY NAME                         SELLER    PROPERTY TYPE                   BALANCE       BALANCE     DSCR   VALUE RATIO
-----------------------------------------------------------------------------------------------------------------------------------
1) Exchange Place                            SBRC   Office                          $ 153,096,151    16.41%     1.92x     34.79%

2) The CBL Portfolio (1)                                                              137,032,374    14.69      1.64      70.24
   Westgate Mall                            Column  Anchored Retail, Regional Mall     56,248,958     6.03      1.66      72.02
   Jefferson Mall                            Key    Anchored Retail, Regional Mall     45,278,606     4.85      1.65      68.50
   Regency Mall                              Key    Anchored Retail, Regional Mall     35,504,810     3.81      1.61      69.62

3) Westfarms Mall                           Column  Anchored Retail, Regional Mall     78,872,149     8.46      2.37      48.09

4) The Northland Portfolio (2)                                                         40,241,559     4.31      1.20      79.22
   The Commons and Greentree Apartments (3)  SBRC                                      21,093,884     2.26      1.20      79.22
    Greentree Apartments                            Multifamily                        14,049,323     1.51      1.20      79.22
    The Commons Apartments                          Multifamily                         7,044,561     0.76      1.20      79.22
   Del Oro Apartments                        SBRC   Multifamily                         8,716,152     0.93      1.20      79.22
   Country Club Villas Apartments            SBRC   Multifamily                         7,482,359     0.80      1.20      79.22
   Royal Crest Apartments                    SBRC   Multifamily                         2,949,164     0.32      1.20      79.22

5) Columbia Portfolio (3)                    Key                                       32,975,721     3.54      1.33      77.09
    Columbia Park Mobile Home Park                  Mobile Home Park                   30,065,532     3.22      1.33      77.09
    Columbia Shopping Center                        Unanchored Retail                   1,233,458     0.13      1.33      77.09
    Brook Park Mobile Home Park                     Mobile Home Park                    1,676,732     0.18      1.33      77.09
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL / WEIGHTED AVERAGE                                                         $ 442,217,955    47.41%     1.81X     55.34%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Related loan group; the loans are not cross-collateralized.
(2) Cross-collateralized loan group.
(3) Multiple property loan.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                         SBRC #7001724 - Exchange Place

                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                   $ 153,096,151
% OF INITIAL MORTGAGE POOL BALANCE:     16.41%
SHADOW RATINGS:                         Aa1 (Moody's)/AA+ (S&P)
NOTE DATE:                              4/1/98
ANTICIPATED REPAYMENT DATE:             3/31/08
MATURITY DATE:                          3/31/23
MORTGAGE RATE:                          6.9100%
ARD RATE:                               8.9100%
AMORTIZATION TERM:                      300 months

BORROWER/ SPONSOR:
WFP 53 State Street Co. L.P. is a special-purpose entity with an independent director, or equivalent, in its ownership structure. The sponsors of the borrower are affiliates of Brookfield Properties Corporation and Deutsche Bank AG, which own 51% and 49% of the borrower, respectively. Brookfield Properties Corporation owns, develops and manages premier North American properties, operates real estate service businesses and develops master-planned communities. The Brookfield portfolio comprises 50 commercial properties totaling 44 million square feet, including landmark properties such as the World Financial Center in New York and BCE Place in Toronto. Brookfield is inter-listed on the New York and Toronto Exchanges under the symbol BPO (rated BBB). DGMG, a real estate manager of Deutsche Bank, manages an international real estate portfolio valued at more than five billion dollars.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 48 payments of its term; subject to yield maintenance for the next 66 payments and open to prepayment without penalty for the last 6 payments. The loan may also be defeased from and after the second anniversary of the issuance of the series 2002-KEY2 certificates.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $168,000 ($0.15 psf) per year, escrowed monthly. As of 6/1/02, the balance was $740,547 ($0.66 psf).

TI and LC reserves: $4,407,500 ($3.93 psf) deposited at closing; $3,290,000 ($2.93 psf) per year, escrowed monthly during the first year of the loan, and $1,832,000 ($1.63 psf) per year, escrowed monthly thereafter. As of 6/1/02, the balance was $3,527,402 ($3.14 psf).

Lock Box: In-Place Hard Lockbox

                              PROPERTY INFORMATION

PROPERTY TYPE:                  Office
LOCATION:                       Boston, MA
YEAR BUILT/RENOVATED:           1985 / NAP
PROPERTY SIZE:                  1,121,606 SF
OCCUPANCY:                      100%
OCCUPANCY AS OF DATE:           2/15/02
PROPERTY MANAGER:               Brookfield Financial Properties, L.P.

                                   DESCRIPTION

The subject property is a 40-story, 1,121,606 SF, Class A office building built in 1985. The property is located in the heart of Boston's Financial District - an office sub-market in downtown Boston. The site is proximately located to shopping, dining, entertainment, transportation, and other Class A office properties. It is constructed of a steel frame with a glass curtain wall, and has floorplates ranging from approximately 19,000 to 40,000 square feet. Ceiling height is 12 feet on most floors, with finished ceiling heights of about 9 feet. Floors throughout the office, corridor and lobby areas contain marble finish, terrazzo, resilient tile, ceramic tile, carpet or exposed hard wood. Walls are painted or papered sheetrock partitions on metal studs. The building has been well maintained, and exhibits good curb appeal relative to competing properties. It is highly functional and is considered a landmark in downtown Boston.

The property is subject to a ground lease that expires in 2039. The ground rent is $905,900 per year. The fee interest is subject to a fee mortgage that is subordinate to the lien of the subject leasehold mortgage. This fee mortgage is held by an affiliate of the borrower and has been assigned to the lender as additional collateral for the loan. The fee mortgage matures in 2029 and has an annual debt service of $885,000.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                         SBRC #7001724 - Exchange Place


                               SIGNIFICANT TENANTS

                    BASE
                 ----------
                    RENT                    % OF TOTAL        LEASE
                 ----------                 ----------      ----------
                    PSF            NRSF        NRSF         EXPIRATION
                 ----------      -------    ----------      ----------
Goodwin          $    60.43        6,527       0.58%        4/30/06
Procter &
Hoar             $    53.14       19,305       1.72%        4/30/06
                 $    59.01       24,814       2.21%        4/30/06
                 $    47.27       24,814       2.21%        4/30/06
                 $    36.75       67,267       6.00%        4/30/06
                 $    32.70      216,670      19.32%        4/30/06
                 ----------      -------    ----------      ----------
Total            $    37.88      359,397      32.04%


Fidelity
Properties,      $    23.50      169,943      15.15%        6/30/06
Inc.


Citizens
Bank             $   107.42        7,150       0.64%        8/31/10
(rated A)
                 $    30.27        7,400       0.66%        8/31/10
                 $    46.50      114,021      10.17%        7/31/10
                 ----------      -------    ----------      ----------
Total            $    48.95      128,571      11.46%


Choate,
Hall, &          $    35.00       25,239       2.25%        8/31/05
Stewart
                 $    60.94      100,956       9.00%        8/31/05
                 ----------      -------    ----------      ----------
Total            $    55.75      126,195      11.25%


The Boston
Consulting       $    38.00       36,738       3.28%        6/30/08
Group
                 $    46.00       76,738       6.84%        6/30/08
                 ----------      -------    ----------      ----------
Total            $    43.41      113,476      10.12%


                                  UNDERWRITING

U/W NOI (PSF):                        $29,352,211   ($26.17)
U/W NET CASH FLOW (PSF):              $26,716,607   ($23.82)
U/W NET CASH FLOW DSCR:               1.92x
CUT-OFF DATE BALANCE (PSF):           $153,096,151 ($136.50)
APPRAISED VALUE (PSF):                $440,000,000 ($392.29)
APPRAISAL DATE:                       9/1/01
CUT-OFF DATE LTV RATIO:               34.79%
MATURITY DATE/ARD LTV
RATIO:                                29.92%


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                Column #10016990 - Westgate Mall (CBL Portfolio(1))


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:           $56,248,958
% OF MORTGAGE POOL:             6.03%
SHADOW RATINGS:                 Baa3 (Moody's)/BBB+ (S&P)
NOTE DATE:                      6/20/02
MATURITY DATE:                  7/11/12
NET MORTGAGE RATE:              6.5000%
AMORTIZATION TERM:              300 months


BORROWER/SPONSOR:
The Borrower is Westgate Mall II, L.L.C., a special-purpose entity with an independent director, or equivalent, in its ownership structure. The sole member, Westgate Mall Limited Partnership, is a South Carolina limited partnership. The sponsor, CBL & Associates Properties, Inc., was established in 1993 and is a publicly owned Real Estate Investment Trust (REIT) that primarily engages in the development and management of regional malls and community/neighborhood shopping centers. CBL's existing portfolio consists of approximately 56.7 million square feet, making it the third largest shopping center REIT in the United States.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 35 payments, subject to defeasance for the next 78 payments and open to prepayment for the last 7 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $74,427 ($0.17 psf) per year, escrowed monthly; capped at $148,854.

Tenant improvement and leasing commissions: Springing Reserve: Upon the DSCR falling below 1.30x on a trailing 12-month basis $294,000 ($0.33 psf) per year, escrowed monthly. Holdback: At closing, a $1,600,000 letter of credit was deposited with the lender, to be held until the satisfaction of certain conditions including the completion of an additional 17,900 SF of retail space, tenants being in occupancy and paying rent in the new space and the achievement of additional base rental income of at least $271,400.

Lockbox: Springing hard upon the DSCR falling below 1.30x.


                              PROPERTY INFORMATION

PROPERTY TYPE:                    Regional Mall
LOCATION:                         Spartanburg, SC
YEAR BUILT/RENOVATED:             1975 / 1995
PROPERTY SIZE:                    432,856 SF
OCCUPANCY:                        96%
OCCUPANCY AS OF DATE:             4/1/02
PROPERTY MANAGER:                 CBL & Associates Management,
                                  Inc., an affiliate of the Borrower.

                                   DESCRIPTION

Westgate Mall is a 1,083,374 SF regional mall located in Spartanburg, South Carolina. The mall is anchored by Dillard's(2) (Ba3) with 2001 Sales psf of $117, Sak's Inc. (d.b.a. Proffitt's)(2) with 2001 Sales psf of $68, Belk(2) with 2001 Sales psf of $118, JCPenney (Ba2) and Sears(2) (Baa1) with 2001 Sales psf of $107. The collateral for the loan consists of 432,856 SF of retail space, including the JCPenney space of 93,959 SF. Collateral in-line tenants include nationally recognized companies such as The Gap, Dick's Sporting Goods, American Eagle Outfitter's, Bath & Body Works with estimated 2001 Sales psf of $221 and Foot Locker (Ba2).

                               SIGNIFICANT TENANTS

                           BASE
                           -----
                           RENT                    % OF TOTAL      LEASE
                           -----                   ----------      ----------
                           PSF          NRSF         NRSF          EXPIRATION
                           -----      -------      ----------      ----------
Sears(2)                    NAP       193,441         NAP          10/31/46
Belk(2)                     NAP       156,648         NAP          10/1/04
Sak's Inc.
(d.b.a. Proffitt's)(2)      NAP       150,429         NAP          10/31/25
Dillard's(2)                NAP       150,000         NAP          10/31/25
JCPenney                   $2.74       93,959        21.71%        10/31/11


                                  UNDERWRITING

U/W NOI (psf):                         $7,906,976   ($18.27)
U/W NET CASH FLOW (psf):               $7,576,824   ($17.50)
U/W NET CASH FLOW DSCR:                1.66x
CUT-OFF DATE BALANCE (psf):            $56,248,958 ($129.95)
APPRAISED VALUE (psf):                 $78,100,000 ($180.43)
APPRAISAL DATE:                        4/30/02
CUT-OFF DATE LTV RATIO:                72.02%
MATURITY DATE/ARD LTV RATIO:           55.97%


(1) The CBL Portfolio is a related loan group consisting of three loans:
#10016984 Jefferson Mall, #10016989 Regency Mall, and #10016990 Westgate Mall. Combined, these loans have an aggregate cut-off date balance of $137,032,374 and represent 14.69% of the Mortgage Pool. The loans are not cross-defaulted or cross-collateralized.

(2) Non-owned ("shadow") anchor; square footage of the improvements is not included in the Property Size.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.
September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                Key #10016984 - Jefferson Mall (CBL Portfolio(1))


                                LOAN INFORMATION

  CUT-OFF DATE BALANCE:    $ 45,278,606
  % OF MORTGAGE POOL:      4.85%
  SHADOW RATINGS:          Baa3 (Moody's)/A- (S&P)
  NOTE DATE:               6/20/02
  MATURITY DATE:           7/11/12
  MORTGAGE RATE:           6.5100%
  AMORTIZATION TERM:       300 months

BORROWER/ SPONSOR:

The Borrower is Jefferson Mall Company II, L.L.C., a special-purpose entity with an independent director, or equivalent, in its ownership structure. The sole member, Jefferson Mall Company, L.P., is an Ohio limited partnership. The sponsor, CBL & Associates Properties, Inc., was established in 1993 and is a publicly owned Real Estate Investment Trust (REIT) that primarily engages in the development and management of regional malls and community/neighborhood shopping centers. CBL's existing portfolio consists of approximately 56.7 million square feet, making it the third largest shopping center REIT in the United States.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 35 payments, subject to defeasance for the next 78 payments and open to prepayment for the last 7 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $64,284 ($0.24 psf) per year, escrowed monthly; capped at $128,574.

Tenant improvement and leasing commissions: Springing Reserve: Upon the DSCR fall below 1.30x on a trailing 12-month basis, $254,004 (0.94 psf) per year, escrowed monthly.

Lockbox: Springing hard upon the DSCR falling below 1.30x.


(1)  The CBL Portfolio is a related loan group consisting of three loans:
     #10016984 Jefferson Mall, #10016989 Regency Mall, and #10016990 Westgate Mall. Combined, these loans have an aggregate cut-off date balance of $137,032,374 and represent 14.69% of the Mortgage Pool. The loans are not cross-defaulted or cross-collateralized.

(2) Non-owned ("shadow") anchor; square footage of the improvements is not included in the Property Size.

(3) Anchor under ground lease; Circuit City pays ground rent of $158,700 per year.

(4)  Non-owned outparcel ("shadow") anchor.


                              PROPERTY INFORMATION

  PROPERTY TYPE:               Regional Mall
  LOCATION:                    Louisville, KY
  YEAR BUILT/ RENOVATED:       1978 / 1999
  PROPERTY SIZE:               269,317 SF
  OCCUPANCY:                   84%
  OCCUPANCY AS OF DATE:        4/1/02
  PROPERTY MANAGER:            CBL & Associates Management, Inc., an
                               affiliate of the Borrower.

                                   DESCRIPTION

Jefferson Mall is a 875,060 SF regional mall located in Louisville, KY. The mall is anchored by six tenants: Sears(2) (Baa1) with 2001 Sales psf of $190, Dillard's(2) (Ba3) with 2001 Sales psf of $118, JCPenney(2) (Ba2) with 2001 Sales psf of $162, Lazarus(2) with 2001 Sales psf of $103, Circuit City(3) and Toys R Us(4) (Baa3). The collateral for the loan consists of 269,317 SF of in-line space, which contains over 90 tenants ranging in size from 595 to 12,222 SF, and two pad leases. In-line tenants include national companies such as Victoria's Secret (Baa1), Foot Locker (Ba2) and Bath & Body Works (Baa1).

                               SIGNIFICANT TENANTS

                       BASE
                       RENT               % OF TOTAL         LEASE
                       PSF        NRSF        NRSF        EXPIRATION
                       ---        ----        ----        ----------

  Sears(2)             NAP      164,178       NAP         8/31/08
  Lazarus(2)           NAP      152,143       NAP         10/6/49
  JCPenney(2)          NAP      150,015       NAP         8/2/33
  Dillard's(2)         NAP       93,524       NAP         8/31/33
  Circuit City(3)      NAP       PAD          NAP         1/31/08
  Toys R Us(4)         NAP       PAD          NAP         11/5/05

                       UNDERWRITING

  U/W NOI (PSF):                  $6,298,197 ($23.39)
  U/W NET CASH FLOW (PSF):        $6,060,555 ($22.50)
  U/W NET CASH FLOW DSCR:         1.65x
  CUT-OFF DATE BALANCE (PSF):     $45,278,606 ($168.12)
  APPRAISED VALUE (PSF):          $66,100,000 ($245.44)
  APPRAISAL DATE:                 4/30/02
  CUT-OFF DATE LTV RATIO:         68.50%
  MATURITY DATE LTV RATIO:        53.25%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                  Key #10016989 - Regency Mall (CBL Portfolio(1))


                                LOAN INFORMATION

  CUT-OFF DATE BALANCE:    $35,504,810
  % OF MORTGAGE POOL:      3.81%
  SHADOW RATINGS:          Ba1 (Moody's)/BBB- (S&P)
  NOTE DATE:               6/20/02
  MATURITY DATE:           7/11/12
  MORTGAGE RATE:           6.5100%
  AMORTIZATION TERM:       300 months

BORROWER/ SPONSOR:

The borrower is Racine Joint Venture II, L.L.C., a special-purpose entity with an independent director, or equivalent, in its ownership structure. Racine Joint Venture, an Ohio general partnership, is the sole member of the borrower. The sponsor, CBL & Associates Properties, Inc., was established in 1993 and is a publicly owned Real Estate Investment Trust (REIT) that primarily engages in the development and management of regional malls and community/neighborhood shopping centers. CBL's existing portfolio consists of approximately 56.7 million square feet, making it the third largest shopping center REIT in the United States.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 35 payments, subject to defeasance for the next 78 payments and open to prepayment for the last 7 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $54,322 ($0.20psf) per year, escrowed monthly; capped at $108,644.

Tenant improvements and leasing commissions: Springing Reserve: Upon the DSCR falling below 1.25x on a trailing 12-month basis, $243,000 ($0.90 psf) per year, escrowed monthly.

Lockbox: Springing hard upon the DSCR falling to or below 1.25x.

(1)  The CBL Portfolio is a related loan group consisting of three loans:
     #10016984 Jefferson Mall, #10016989 Regency Mall, and #10016990 Westgate Mall. Combined, these loans have an aggregate cut-off date balance of $137,032,374 and represent 14.69% of the Mortgage Pool. The loans are not cross-defaulted or cross-collateralized.

(2) Non-owned ("shadow") anchor; square footage of the improvements is not included in the Property Size.

(3)  Non-owned outparcel ("shadow") anchor.

                              PROPERTY INFORMATION

  PROPERTY TYPE:               Regional Mall
  LOCATION:                    Racine, WI
  YEAR BUILT/ RENOVATED:       1981 / 2000
  PROPERTY SIZE:               268,675 SF
  OCCUPANCY:                   74%
  OCCUPANCY AS OF DATE:        4/1/02
  PROPERTY MANAGER:            CBL & Associates Management, Inc.,
                               an affiliate of the Borrower.

                                   DESCRIPTION

Regency Mall Property is an 822,983 SF regional mall located in Racine, WI, 33 miles south of Milwaukee. The mall is anchored by five tenants that consist of 451,849 SF and one pad lease: JCPenney(2) (Ba2) with 2001 Sales psf of $138, Younker's-Saks(2), Boston Store-Saks(2), Sears(2) (Baa1) with 2001 Sales psf of $141 and Target(3) (A2). The collateral for the loan consists of 268,675 SF of in-line space. Tenants include national companies such as The Limited (Baa1), Lerner New York, Deb, Victoria's Secret (Baa1), Lane Bryant, Talbots, Radio Shack, Bath & Body Works (Baa1), Payless Shoe Source, GNC, and Subway. Also at the center are fifteen outparcels, which include the Target(3) (A2) and other retail and restaurant tenants such as Applebee's, Marcus Cinema, Pearl Vision, Chi Chi's, Burger King, IHOP and Tire America.

                               SIGNIFICANT TENANTS

                             BASE
                             RENT             % OF TOTAL       LEASE
                             PSF      NRSF       NRSF       EXPIRATION
                             ---      ----       ----       ----------

JCPenney(2)                  NAP     149,196      NAP        12/31/37
Younker's-Saks(2)            NAP     107,665      NAP         7/31/06
Boston Store - Saks(2)       NAP     105,869      NAP        12/31/37
Sears(2)                     NAP      89,119      NAP         3/31/37
Dayton Hudson - Target(3)    NAP         PAD      NAP         1/31/30


                       UNDERWRITING

  U/W NOI (PSF):                 $4,833,142 ($17.99)
  U/W NET CASH FLOW (PSF):       $4,643,906 ($17.28)
  U/W NET CASH FLOW DSCR:        1.61x
  CUT-OFF DATE BALANCE (PSF):    $35,504,810 ($132.15)
  APPRAISED VALUE (PSF):         $51,000,000 ($189.82)
  APPRAISAL DATE:                4/30/02
  CUT-OFF DATE LTV RATIO:        69.62%
  MATURITY DATE LTV RATIO:       54.12%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                        Column #10017088 - Westfarms Mall

                     LOAN INFORMATION

  CUT-OFF DATE BALANCE(1):       $78,872,149
  % OF INITIAL MORTGAGE POOL
  BALANCE:                       8.46%
  SHADOW RATINGS:                A1 (Moody's)/AAA (S&P)
  NOTE DATE:                     7/1/02
  ANTICIPATED REPAYMENT DATE:    7/11/12
  MATURITY DATE:                 7/11/32
  MORTGAGE RATE:                 5.8817%
  ARD RATE:                      7.8817%
  AMORTIZATION TERM:             360 months
  EXISTING DEBT:                 $52,000,000(2)
  FUTURE DEBT ALLOWED:           Unsecured debt not to exceed
                                 $6,000,000 and secured debt not
                                 to exceed $2,500,000

BORROWER/ SPONSOR:

The Borrower is West Farms Mall, LLC, a special-purpose entity with an independent director, or equivalent, in its ownership structure. The sponsor of the loan is Taubman Realty Group Limited Partnership, the operating partnership of Taubman Centers, Inc. ("TCI"), a publicly traded REIT. TCI owns, develops, acquires and manages regional shopping centers located in ten states. Its portfolio includes 18 "super-regional" shopping centers containing over 800,000 SF each.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 26 payments, subject to defeasance for the next 90 payments and open to prepayment for the last 4 payments.

RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: Upon a "Lockbox Event"3, one-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: Upon a Lockbox Event, $105,403.44 ($0.18 psf) per year, escrowed monthly.

Tenant improvements and leasing commissions: Upon a Lockbox Event, $996,000 ($1.66 psf) per year, escrowed monthly.

Lock Box: Springing hard lockbox upon the DSCR falling below 1.23x.

(1) Represents one of the two $79 million pari-passu "A" notes. The other $79 million "A" note is not included in this transaction.

(2) Consists of a secured subordinate "B" note. A subordination and standstill agreement between the "A" noteholders and the "B" noteholder is in place.

(3) Lockbox Events include: (i) an event of default, (ii) the debt service coverage ratio for the total loan ($210 million) falling below 1.23x or
     (iii) the Anticipated Repayment Date, if the loan is not paid in full by that date.

(4) Non-owned ("shadow") anchor; square footage of the improvements is not included in the Property Size.

(5) Anchors under ground leases; square footage of the improvements is not included in the Property Size.

                              PROPERTY INFORMATION

  PROPERTY TYPE:            Regional Mall
  LOCATION:                 Farmington, CT
  YEAR BUILT/RENOVATED:     1974 / 1997
  PROPERTY SIZE:            600,148 SF
  OCCUPANCY:                96%
  OCCUPANCY AS OF DATE:     4/30/02
  PROPERTY MANAGER:         The Taubman Company, LLC


                        DESCRIPTION

The property is a 1,289,431 SF, two-story super regional mall located in Farmington, Connecticut, approximately 10 miles west of the Hartford CBD. The mall is anchored by Filene's(4) (A2), Lord and Taylor(5) (A2), JCPenney(5) (Ba2) with 2001 Sales psf of $135, Nordstrom(5).(Baa1) with 2001 Sales psf of $244 and Filene's Men and Furniture (A2). The collateral for the loan consists of the Filene's Men and Furniture store of 79,992 SF and approximately 520,156 SF of in-line space. The 155 in-line tenants include nationally recognized companies such as Abercrombie & Fitch, Ann Taylor, Banana Republic, Benetton, Brooks Brothers, Gap, Pottery Barn, Rainforest Cafe, and Talbots.

                               SIGNIFICANT TENANTS

                    BASE
                    RENT                     % OF TOTAL             LEASE
                    PSF         NRSF            NRSF             EXPIRATION
                    ---         ----            ----             ----------

Filene's(4)         NAP        208,790           NAP             12/31/2093
Lord & Taylor(5)    NAP        114,700           NAP                1/31/14
JCPenney(5)         NAP        190,378           NAP                9/30/12
Nordstrom(5)        NAP        175,415           NAP                7/31/27

                                  UNDERWRITING

  U/W NOI (PSF):                 $27,185,388 ($45.30)
  U/W NET CASH FLOW (PSF):       $26,544,982 ($44.23)
  U/W NET CASH FLOW DSCR:        2.37x
  CUT-OFF DATE BALANCE (PSF):    $78,872,149 ($131.42)
  APPRAISED VALUE (PSF):         $328,000,000 ($546.53)
  APPRAISAL DATE:                4/19/02
  CUT-OFF DATE LTV RATIO:        48.09%
  MATURITYDATE/ARD LTV           40.98%
  RATIO:

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           SBRC - Northland Portfolio(1)

                              PORTFOLIO INFORMATION

  AGGREGATE CUT-OFF DATE       $40,241,559
  PRINCIPAL BALANCE:
  AGGREGATE % OF INITIAL
  MORTGAGE POOL BALANCE:       4.31%
  NOTE DATE:                   1/17/02
  MATURITY DATE:               2/1/12
  MORTGAGE RATE:               7.3900%
  AMORTIZATION TERM:           360 months

BORROWER/ SPONSOR:

The borrower for each of the four loans is a special-purpose entity with an independent director, or equivalent, in its ownership structure. The sponsors are Northland Investment Corporation, Lawrence R. Gottesdiener and Robert S. Gatof. At loan origination, these three sponsors reported a combined net worth of $149.2 million and liquidity of $14.5 million.

Northland, a fully integrated real estate operating company established in 1970, has acquired, developed and managed more than 20 million square feet of commercial real estate. Northland currently owns 58 properties, aggregating over 13 million square feet in nine states, valued at over $1 billion, and includes downtown and suburban office buildings, shopping centers, R&D properties, industrial facilities and 13,000 multifamily units.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 31 payments, subject to defeasance for the next 87 payments and open to prepayment for the last 2 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: A total of $265,250 ($251 per unit) per year, escrowed monthly.

(1) Cross-collateralized loan group consisting of loan #7003343 The Commons and Greentree Apartments, #7003339 Del Oro Apartments, #703346 Country Club Villas Apartments and #7003350 Royal Crest Apartments. Combined, these loans have an aggregate cut-off date balance of $40,241,559 and represent 4.31% of the Mortgage Pool. The loans are cross-defaulted and cross-collateralized.

(2)  Calculated for the entire cross-collateralized loan group.

(3) The Commons and Greentree Apartments loan is a multiple property loan collateralized by two properties, Greentree Apartments and The Commons Apartments.

                          LOAN AND PROPERTY INFORMATION

  LOAN NAME:               The Commons and Greentree Apartments(3)
  CUT-OFF DATE BALANCE:    $21,093,884
  PROPERTY NAME:           Greentree Apartments
  ALLOCATED LOAN AMOUNT:   $14,049,323
  PROPERTY TYPE:           Multifamily
  LOCATION:                Oakland Park, FL
  YEAR BUILT/ RENOVATED:   1974 / 1989
  PROPERTY SIZE:           296 units
  OCCUPANCY:               93%
  OCCUPANCY AS OF DATE:    2/27/02
  PROPERTY MANAGER:        Northland Investment Corporation

                         DESCRIPTION

Greentree Apartments is a 296-unit, garden-style apartment complex located in Oakland Park, Florida. The property is located along Dixie Highway, just north of its intersection with Commercial Boulevard, with convenient access to local shopping and schools. The subject is located on a 10.8-acre site with 17 two-story buildings spread out over the entire property. The entrance on Dixie Highway is finished with pavers and leads to a clubhouse. Common amenities include two outdoor pools, a clubhouse, a hot tub, and a laundry facility. The property was built in 1974, and fully renovated in 1988 and 1989. Construction is of concrete block covered with stucco. The unit mix consists of 148 1BR/1BA units, 74 2BR/1BA units and 74 2BR/2BA units. Each unit type has one floor plan ranging from 750 SF to 950 SF. Unit amenities include frost free refrigerator/freezer, self cleaning ovens, garbage disposals and dishwashers. All units also have screened balconies.

                       UNDERWRITING

  U/W NOI (PER UNIT):               $1,448,476 ($4,893.50)
  U/W NET CASH FLOW (PER UNIT):     $1,374,476 ($4,643.50)
  U/W NET CASH FLOW DSCR:           1.20x(2)
  CUT-OFF DATE BALANCE (PER UNIT):  $14,049,323 ($47,463.93)
  APPRAISED VALUE (PER UNIT):       $17,650,000 ($59,628.38)
  APPRAISAL DATE:                   12/11/01
  CUT-OFF DATE LTV RATIO:           79.22%(2)
  MATURITY DATE LTV RATIO:          70.10%(2)

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           SBRC - Northland Portfolio(1)


                          LOAN AND PROPERTY INFORMATION

  LOAN NAME:               The Commons and Greentree Apartments(3)
  CUT-OFF DATE BALANCE:    $21,093,884
  PROPERTY NAME:           The Commons Apartments
  ALLOCATED LOAN AMOUNT:   $7,044,561
  PROPERTY TYPE:           Multifamily
  LOCATION:                Tampa, FL
  YEAR BUILT/ RENOVATED:   1972 / 1996
  PROPERTY SIZE:           200 units
  OCCUPANCY:               93%
  OCCUPANCY AS OF DATE:    3/18/02
  PROPERTY MANAGER:        Northland Investment Corporation

                                   DESCRIPTION

The Commons consists of a 200-unit, garden-style apartment complex located in Tampa, Florida. The subject is located just 7.5 miles from the Tampa CBD, 2.5 miles from the new Raymond James Stadium (home of the Tampa Bay Bucaneers), and 6 miles from Tampa International Airport. Major retail development in the area includes International Mall (5 miles), a newly built mall 1.2 million SF mall with Dillard's, Lord & Taylor, Neiman Marcus and Nordstrom as anchors. The neighborhood is characterized by numerous multifamily developments, and is located relatively near retail, schools and highways. The subject site contains a total of 14.4 acres and is improved with 21 two-story buildings containing 200 units, for a low density of 14 units per acre. The subject enjoys a large open area around each building thus maximizing the subject layout. Common amenities include a gated security fence around the entire property, an outdoor pool, tennis court, clubhouse and laundry facilities. The property was built in 1972 and renovated in 1996. Construction is of wood frame with brick veneer, vinyl siding and pitched roofs. The unit mix consists of 24 2BR/1.5BA townhouses containing 1,400 SF, 96 2BR/2BA units containing 1,000 SF, 56 3BR/2BA units containing 1,550 SF and 24 4BR/2BA units of 1,600 SF. Unit amenities include electric ranges/ovens, frost free refrigerator/freezers, and dishwashers. Units also have balconies and washer dryer hookups.

                                  UNDERWRITING

  U/W NOI (PER UNIT):                     $790,960 ($3,954.80)
  U/W NET CASH FLOW (PER UNIT):           $740,960 ($3,704.80)
  U/W NET CASH FLOW DSCR:                 1.20x(2)
  CUT-OFF DATE BALANCE (PER UNIT):        $7,044,561 ($35,222.81)
  APPRAISED VALUE (PER UNIT):             $8,850,000 ($44,250.00)
  APPRAISAL DATE:                         12/1/01
  CUT-OFF DATE LTV RATIO:                 79.22%(2)
  MATURITY DATE LTV RATIO:                70.10%(2)

(1) Cross-collateralized loan group consisting of loan #7003343 The Commons and Greentree Apartments, #7003339 Del Oro Apartments, #703346 Country Club Villas Apartments and #7003350 Royal Crest Apartments. Combined, these loans have an aggregate cut-off date balance of $40,241,559 and represent 4.31% of the Mortgage Pool. The loans are cross-defaulted and cross-collateralized.

(2)  Calculated for the entire cross-collateralized loan group.

(3) The Commons and Greentree Apartments loan is a multiple property loan collateralized by two properties, Greentree Apartments and The Commons Apartments.

                          LOAN AND PROPERTY INFORMATION

  LOAN NAME:                  Del Oro Apartments
  CUT-OFF DATE BALANCE:       $8,716,152
  PROPERTY TYPE:              Multifamily
  LOCATION:                   Ft. Lauderdale, FL
  YEAR BUILT/ RENOVATED:      1972 / 1993
  PROPERTY SIZE:              174 units
  OCCUPANCY:                  95%
  OCCUPANCY AS OF DATE:       2/19/02
  PROPERTY MANAGER:           Northland Investment Corporation

                                   DESCRIPTION

Del Oro Apartments is a 174-unit apartment complex located in central Broward County, within Ft. Lauderdale, Florida. Access to retail is excellent, with two major malls located within 5 miles of the subject. Additionally, there is a high school located adjacent to the property as well as a middle school located 2 blocks away. The subject is located on a 5.4 acre, irregularly-shaped site. Common amenities include a central outdoor pool, a lighted tennis court, a fitness center, and a clubhouse, as well as two elevators and laundry facilities in each building. The improvements, comprised of two 4-story "L" shaped buildings, were built in 1972 and renovated in 1993. Construction is of concrete block covered with stucco. The unit mix consists of 51 1BR/1BA units, 60 2BR/1BA units, 59 2BR/2BA units and four 3BR/2BA units. There are six different floor plans ranging from 780 SF to 1,550 SF. All units include a balcony, frost free refrigerator/freezers, self-cleaning ovens and dishwashers. There are 268 parking spaces located around the perimeter of the subject.

                                  UNDERWRITING

  U/W NOI (PER UNIT):                     $ 914,516 ($5,255.84)
  U/W NET CASH FLOW (PER UNIT):           $ 870,766 ($5,004.40)
  U/W NET CASH FLOW DSCR:                 1.20x(2)
  CUT-OFF DATE BALANCE (PER UNIT):        $8,716,152 ($50,092.83)
  APPRAISED VALUE (PER UNIT):             $11,100,000 ($63,793.10)
  APPRAISAL DATE:                         12/1/01
  CUT-OFF DATE LTV RATIO:                 79.22%(2)
  MATURITY DATE LTV RATIO:                70.10%(2)

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           SBRC - Northland Portfolio(1)


                          LOAN AND PROPERTY INFORMATION

  LOAN NAME:               Country Club Villas Apartments
  CUT-OFF DATE BALANCE:    $7,482,359
  PROPERTY TYPE:           Multifamily
  LOCATION:                Abilene, TX
  YEAR BUILT/ RENOVATED:   1982 / NAP
  PROPERTY SIZE:           258 units
  OCCUPANCY:               92%
  OCCUPANCY AS OF DATE:    2/22/02
  PROPERTY MANAGER:        Northland Investment Corporation

                        DESCRIPTION

Country Club Villas is a 258-unit, garden-style apartment complex located in southern Abilene, Texas. The subject's immediate neighborhood is characterized by considerable development, with the Mall of Abilene (anchored by Dillards, JCPenney and Sears), located two blocks northeast. Within walking distance of the property are numerous restaurants, retail shops (including an Albertsons grocery), and hotels. US Highway 83, which provides access to all of Abilene, is located 0.5 miles north. The subject is located on an irregularly-shaped site of
11.1 acres, with 21 buildings dispersed throughout the property. Common amenities include two outdoor swimming pools, indoor and outdoor Jacuzzi, sauna, volleyball, tennis courts, basketball court, fitness center and laundry facilities. The clubhouse and both pools are well positioned for accessibility by the tenants, and parking is available throughout the property. The subject was built in 1982 and is comprised of 21 two-story and three-story apartment buildings, plus a one-story clubhouse/management office. Construction is of wood frame with brick exteriors and pitched roofs. The unit mix consists of 60 1BR/1BA units of 510 SF, 40 1BR/1BA units of 650 SF, 63 1BR/1BA units of 760 SF, 47 2BR/2BA units of 850 SF and 48 2BR/2BA units of 1,040 SF. Unit amenities include frost free refrigerator/freezers, electric ranges/ovens, washer/dryer connections, outside storage, fireplaces and balconies.

                                  UNDERWRITING

  U/W NOI (PER UNIT):              $821,959 ($3,185.89)
  U/W NET CASH FLOW (PER UNIT):    $756,959 ($2,933.95)
  U/W NET CASH FLOW DSCR:          1.20x(2)
  CUT-OFF DATE BALANCE (PER UNIT): $7,482,359 ($29,001.39)
  APPRAISED VALUE (PER UNIT):      $9,400,000 ($36,434.11)
  APPRAISAL DATE:                  12/1/01
  CUT-OFF DATE LTV RATIO:          79.22%(2)
  MATURITY DATE LTV RATIO:         70.10%(2)

(1) Cross-collateralized loan group consisting of loan #7003343 The Commons and Greentree Apartments, #7003339 Del Oro Apartments, #703346 Country Club Villas Apartments and #7003350 Royal Crest Apartments. Combined, these loans have an aggregate cut-off date balance of $40,241,559 and represent 4.31% of the Mortgage Pool. The loans are cross-defaulted and cross-collateralized.

(2)  Calculated for the entire cross-collateralized loan group.

                          LOAN AND PROPERTY INFORMATION

  LOAN NAME:                 Royal Crest Apartments
  CUT-OFF DATE BALANCE:      $2,949,164
  PROPERTY TYPE:             Multifamily
  LOCATION:                  Tyler, TX
  YEAR BUILT/ RENOVATED:     1975 / NAP
  PROPERTY SIZE:             128 units
  OCCUPANCY:                 91%
  OCCUPANCY AS OF DATE:      3/18/02
  PROPERTY MANAGER:          Northland Investment Corporation

                                   DESCRIPTION

Royal Crest Apartments is a 128-unit, garden-style apartment complex located in the southeastern section of Tyler, Texas. The neighborhood is a very quiet residential area. Loop 323, which is a four to six-lane artery, is located two blocks from the subject. Loop 323 is a heavily traveled artery that connects the northern and southern parts of the city. The area is fully developed, with a considerable amount of retail. The subject's overall location is convenient to shopping, highways and nearby schools. The subject is situated on a six-acre, irregularly-shaped site with 13 two-story buildings evenly dispersed throughout the property. Common amenities include an outdoor pool, clubhouse and two laundry rooms, which are conveniently located in the center of the site. The subject was built in 1975. Construction is of wood frame with stucco and stone exteriors. The unit mix consists of 62 1BR/1BA units of 747 SF to 986 SF, 26 2BR/1BA units of 911 SF to 1,361 SF, 28 2BR/2BA units of 1020 SF to 1288 SF and 12 3BR/2BA units of 1,387 SF. Unit amenities include refrigerator/freezers, range/ovens, dishwashers, washer/dryer hookups, and fireplaces.

                                  UNDERWRITING

  U/W NOI (PER UNIT):              $311,125 ($2,430.66)
  U/W NET CASH FLOW (PER UNIT):    $278,875 ($2,178.71)
  U/W NET CASH FLOW DSCR:          1.20x(2)
  CUT-OFF DATE BALANCE (PER UNIT): $2,949,164 ($23,040.34)
  APPRAISED VALUE (PER UNIT):      $3,800,000 ($29,687.50)
  APPRAISAL DATE:                  12/1/01
  CUT-OFF DATE LTV RATIO:          79.22%(2)
  MATURITY DATE LTV RATIO:         70.10%(2)

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                      Key #10016748 - Columbia Portfolio(1)


                                LOAN INFORMATION

  AGGREGATE CUT-OFF DATE                          $32,975,721
  PRINCIPAL BALANCE:
  AGGREGATE % OF INITIAL MORTGAGE POOL BALANCE:   3.54%
  NOTE DATE:                                      7/19/02
  MATURITY DATE:                                  8/1/07
  MORTGAGE RATE:                                  6.4400%
  AMORTIZATION TERM:                              360 months

  BORROWER/SPONSOR:

The Borrowers, Columbia MHC East, LLC and Columbia West Investors, LC, as Tenants in Common, each are special-purpose entities with an independent director, or equivalent, in its ownership structure. The sponsors are Ken Burnham, Robert Morgan, James Martin, George DaGraca and Steven Gordon. At loan origination, these five sponsors reported a combined net worth of $34.8 million and liquidity of $4.6 million. Mssr. Burnham, Morgan, Martin, and DeGraca, through their company, Columbia Brook Park Management LLC, have developed and managed 47 mobile home parks, containing a total of approximately 6,537 pads, located in 10 states.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 25 payments, subject to defeasance for the next 32 payments and open to prepayment for the last 3 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $66,958 (approximately $55 per pad and $2.34 per retail
SF) per year, escrowed monthly.

Tenant improvements and leasing commissions: A total of $23,668 ($0.83 per retail SF) per year, escrowed monthly.

Holdback: At closing, $6,000,000 was held in reserve, to be disbursed to the borrower upon satisfaction of certain conditions during the 18-month period following the loan closing including the achievement of a net cash flow of $3,297,161, based upon an annualized three-month period.

Springing Reserve: Upon any legal action being commenced against the borrower, the borrower will be required to deposit all property net cash flow to be used to pay monthly debt service payments and fund escrows and reserves, with the balance remitted to the borrower.

(1) The Columbia Portfolio is a multiple property loan collateralized by three properties: Columbia Mobile Home Park, Columbia Shopping Center and Brook Park Mobile Home Park.

(2) Represents a "stabilized" underwriting assuming higher rents and property net cash flow consistent with the holdback release requirements.

                              PROPERTY INFORMATION

  PROPERTY NAME:                    Columbia Park Mobile Home Park
  ALLOCATED CUT-OFF DATE BALANCE:   $30,065,532
  PROPERTY TYPE:                    Mobile Home Park
  LOCATION:                         Olmsted Township, OH
  YEAR BUILT/RENOVATED:             1950 / NAP
  PROPERTY SIZE:                    1,098 pads
  OCCUPANCY:                        95%
  OCCUPANCY AS OF DATE:             7/1/02
  PROPERTY MANAGER:                 Columbia Brook Park Management, LLC, an
                                    affiliate of the Borrower.

                                   DESCRIPTION

Columbia Park is a manufactured housing community located in Olmsted Township, Ohio, approximately 12 miles west of downtown Cleveland. The property is geared towards senior citizens and is the only mobile home park in the competitive area to do so. The property has very good visibility, with frontage along Columbia Road, a well traveled major thoroughfare. The streets within the park are two-lane and a mixture of asphalt- and concrete-paved. The subject is located on a 212-acre site with amenities including a 5,000 SF clubhouse, a community center with a shuffle board court, kitchen and a gazebo/picnic area. The property was constructed in multiple phases over the past 50 years and includes a sewage treatment facility and a maintenance building.

                      UNDERWRITING

  U/W NOI (PER PAD):                   $2,977,661(2) ($2,711.90)
  U/W NET CASH FLOW (PER PAD):         $2,923,461(2) ($2,662.53)
  U/W NET CASH FLOW DSCR:              1.33x(3)
  CUT-OFF DATE BALANCE (PER PAD):      $30,065,532 ($27,382.09)
  APPRAISED VALUE (PER PAD):           $39,000,000(4) ($35,519.13)
  APPRAISAL DATE:                      9/1/04
  CUT-OFF DATE LTV RATIO:              77.09%(5)
  MATURITY DATE LTV RATIO:             72.58%(5)

(3) Calculated for the entire loan based upon an aggregate "stabilized" U/W Net Cash Flow of $3,297,161. Based upon an estimated aggregate "in place" U/W Net Cash Flow of $3,124,937, the U/W Net Cash Flow DSCR would be 1.26x.

(4) Represents a "stabilized" appraised value that assumes higher rents and property net cash flow consistent with the holdback release requirements. The "as is" appraised value as of 5/20/02 for the property is $36,000,000.

(5) Calculated for the entire loan based upon an aggregate "stabilized" Appraised Value of $42,775,000. Based upon the aggregate "as is" Appraised Value of $39,700,000, the Cut-off Date LTV Ratio and Maturity Date LTV ratio would be would be 83.06% and 78.20%, respectively.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                      Key #10016748 - Columbia Portfolio(1)


                              PROPERTY INFORMATION

  PROPERTY NAME:           Brook Park Mobile Home Park
  ALLOCATED CUT-OFF DATE
  BALANCE:                 $1,676,732
  PROPERTY TYPE:           Mobile Home Park
  LOCATION:                Cleveland, OH
  YEAR BUILT/RENOVATED:    1949/NAP
  PROPERTY SIZE:           112 pads
  OCCUPANCY:               88%
  OCCUPANCY AS OF DATE:    5/7/02
  PROPERTY MANAGER:        Columbia Brook Park Management,
                           LLC, an affiliate of the Borrower.

                        DESCRIPTION

  Brook Park is a small manufacturing housing community located in Cleveland, Ohio, approximately seven miles southwest of downtown Cleveland. The property is located just south of I-480, a major east-west highway, on an approximately 11-acre site. Improvements within the subject park include asphalt-paved streets, minimal landscaping, signage and a small maintenance facility.

                      UNDERWRITING

  U/W NOI (PER PAD):              $226,511(2) ($2,022.42)
  U/W NET CASH FLOW (PER PAD):    $220,911(2) ($1,972.42)
  U/W NET CASH FLOW DSCR:         1.33x(3)
  CUT-OFF DATE BALANCE (PER PAD): $1,676,732 ($14,970.82)
  APPRAISED VALUE (PER PAD):      $2,175,000(4) ($19,419.64)
  APPRAISAL DATE:                 6/1/03
  CUT-OFF DATE LTV RATIO:         77.09%(5)
  MATURITY DATE LTV RATIO:        72.58%(5)

(1) The Columbia Portfolio is a multiple property loan collateralized by three properties: Columbia Mobile Home Park, Columbia Shopping Center and Brook Park Mobile Home Park

(2) Represents a "stabilized" underwriting assuming higher rents and property net cash flow consistent with the holdback release requirements.

(3) Calculated for the entire loan based upon an aggregate "stabilized" U/W Net Cash Flow of $3,297,161. Based upon an estimated aggregate "in place" U/W Net Cash Flow of $3,124,937, the U/W Net Cash Flow DSCR would be 1.26x.

(4) Represents a "stabilized" appraised value that assumes higher rents and property net cash flow consistent with the holdback release requirements. The "as is" appraised value as of 5/20/02 for the property is $2,100,000.

(5) Calculated for the entire loan based upon an aggregate "stabilized" Appraised Value of $42,775,000. Based upon the aggregate "as is" Appraised Value of $39,700,000, the Cut-off Date LTV Ratio and Maturity Date LTV ratio would be would be 83.06% and 78.20%, respectively.

                              PROPERTY INFORMATION

PROPERTY NAME:                      Columbia Shopping Center
ALLOCATED CUT-OFF DATE BALANCE:     $1,233,458
PROPERTY TYPE:                      Unanchored Retail
LOCATION:                           Olmsted Township, OH
YEAR BUILT/RENOVATED:               1975/NAP
PROPERTY SIZE:                      28,634 SF
OCCUPANCY:                          100%
OCCUPANCY AS OF DATE:               7/1/02
PROPERTY MANAGER:                   Columbia Brook Park Management, LLC, an
                                    affiliate of the Borrower.

                                   DESCRIPTION

The Columbia Shopping Center is a 28,634 SF neighborhood shopping center located in Olmsted Township, Ohio, approximately 12 miles west of downtown Cleveland. The property is adjacent to the Columbia Mobile Home Park, which also collateralizes the subject loan. The property is currently occupied by 12 tenants, which range in size from 435 to 7,756 SF.

                               SIGNIFICANT TENANTS

                                 BASE                % OF
                                 RENT                TOTAL      LEASE
                                 PSF      NRSF       NRSF     EXPIRATION
                                 ---      ----       ----     ----------

RIVERVIEW FOODS                 $4.75     7,756     27.09%     11/30/03
KOVACHY BROS AUTO PARTS         $6.67     3,200     11.18%      9/30/04
PLUMCREEK TAVERN                $7.00     3,110     10.86%      2/28/04

                                  UNDERWRITING

U/W NOI (PSF):                 $176,457 ($6.16)
U/W NET CASH FLOW (PSF):       $152,790 ($5.34)
U/W NET CASH FLOW DSCR:        1.33x(3)
CUT-OFF DATE BALANCE (PSF):    $1,233,458 ($43.08)
APPRAISED VALUE (PSF):         $1,600,000 ($55.88)
APPRAISAL DATE:                5/20/02
CUT-OFF DATE LTV RATIO:        77.09%(5)
MATURITY DATE LTV RATIO:       72.58%(5)

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                       This page intentionally left blank.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                       This page intentionally left blank.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

September 4, 2002 11:34 AM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                       This page intentionally left blank.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

September 4, 2002 11:34 AM